UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2018

LINCOLN ELECTRIC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-1402	34-1860551
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22801 St Clair Avenue

Cleveland, Ohio 44117

(Address of principal executive offices, with zip code)

(216) 481-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2018, the Board of Directors (the “Board”) of Lincoln Electric Holdings, Inc. (the “Company”) increased its size from ten to eleven members and elected Patrick P. Goris to fill the resulting vacancy. Mr. Goris was also appointed to the Audit and Nominating and Corporate Governance Committees of the Board. Mr. Goris is the Senior Vice President and Chief Financial Officer of Rockwell Automation, Inc., a Wisconsin-based global industrial automation and information solutions provider.

The Board has determined that Mr. Goris is independent under the listing standards of the Nasdaq Stock Market. There is no arrangement or understanding between Mr. Goris and any other persons pursuant to which Mr. Goris was elected as a Director.

As a non-employee Director, Mr. Goris will receive compensation in the same manner as the Company’s other non-employee Directors, which compensation was previously disclosed in its definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 20, 2018. The initial restricted stock award is pro-rated based on length of service until the next regularly scheduled meeting where annual awards are granted, which will occur in December 2018. Mr. Goris received 549 shares of restricted stock under the Company’s Stock Plan for Non-Employee Directors in connection with his election to the Board.

The Company has entered into its standard indemnification agreement with Mr. Goris (the “Indemnification Agreement”). The form of the Indemnification Agreement is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 29, 2012 and is incorporated herein by reference. The Indemnification Agreement supplements the indemnification coverage afforded by the Company’s Amended and Restated Code of Regulations under Ohio law.

A copy of the press release announcing Mr. Goris’ election is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release announcing the election of Mr. Goris to the Board, dated July 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.

Date: July 20, 2018	By:	/s/ Jennifer I. Ansberry
Jennifer I. Ansberry, Executive Vice President, General Counsel & Secretary